UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    November 1, 2004
                                                --------------------------------

                               UnionBancorp, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                        0-28846                 36-3145350
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

        321 West Main Street, Ottawa, IL                         61350
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code        (815) 431-2720
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

                  The information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                  On November 1, 2004, UnionBancorp, Inc. issued a news release to report its financial results for the quarter ended September 30, 2004. The release is furnished as Exhibit 99.1 hereto.


Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.
                           --------

                           Exhibit Number
                           --------------

                           99.1 News Release, dated November 1, 2004 issued by UnionBancorp, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNIONBANCORP, INC.



Dated:  November 1, 2004               /s/ DEWEY R. YAEGER
                                       -----------------------------------------
                                       Dewey R. Yaeger
                                       President and Principal Executive Officer



Dated:  November 1, 2004               /s/ KURT R. STEVENSON
                                       -----------------------------------------
                                       Kurt R. Stevenson
                                       Senior Vice President and Principal
                                       Financial and Accounting Officer

                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1              News Release, dated November 1, 2004 issued by
                       UnionBancorp, Inc.